IVY VARIABLE INSURANCE PORTFOLIOS

Delaware VIP Real Estate Securities (the “Portfolio”)

Supplement to the Portfolio’s Summary and Statutory Prospectuses
each dated May 1, 2023, as amended

On January 16, 2024, the Board of Trustees of Ivy Variable Insurance Portfolios unanimously voted to approve a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution are expected to take effect on or about April 30, 2024 (Liquidation Date).

Shortly before the Liquidation Date, the Portfolio may convert to cash and cash equivalent positions as a temporary defensive measure to preserve value. After the Portfolio is converted to cash, it may not achieve its investment objective. For Portfolio accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken.

The Portfolio will be closed to new investors and all sales efforts will cease 10 business days from the date of this Supplement. However, the Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until one (1) business day before the Liquidation Date.

Shareholders may redeem their Portfolio shares at any time prior to the Liquidation Date.

Effective the date of this Supplement, the following is inserted before the first paragraph of the Portfolio’s prospectus section entitled, “Portfolio summaries — Delaware VIP Real Estate Securities”:

The Portfolio is liquidating and is therefore closed to new investors. Existing shareholders of the Portfolio may continue to purchase shares until one (1) business day before April 30, 2024.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 17, 2024.